Exhibit 3.20.1

STATE OF DELAWARE

STERLING DIGITAL LLC

CERTIFICATE OF FORMATION

Pursuant to and in accordance with Section 18-201 of the Delaware Limited Liability Company Act (6 Del.C. §18-101, et seq.), the undersigned hereby executes this Certificate of Formation on behalf of STERLING DITIGAL LLC.

Name. The name of the limited liability company is Sterling Digital LLC (the “Company”).

1.	Registered Office; Registered Agent.

(a) The address of the registered office of the Company in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801;

(b) the name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801;

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Sterling Digital LLC this 23rd day of March, 2000.

/s/ Karen Johnson
Karen Johnson

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

STERLING DIGITAL LLC

It is hereby certified that:

The name of the limited liability company is:

Sterling Digital LLC

The Certificate of Formation of the limited liability company is hereby amended by striking out the “First” paragraph thereof and by substituting in lieu of said “First” paragraph the following new “First” paragraph:

“FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is Mag Rack Entertainment LLC.”

Dated: January 23, 2003

STERLING DIGITAL LLC

By:	/s/ David Deitch
David Deitch, Secretary

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

MAG RACK ENTERTAINMENT LLC

It is hereby certified that:

The name of the limited liability company is:

MAG RACK ENTERTAINMENT LLC

The Certificate of Formation of the limited liability company is hereby amended by striking out the “First” paragraph thereof and by substituting in lieu of said “First” paragraph the following new “First” paragraph:

“FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is LIFESKOOL ENTERTAINMENT LLC.”

Dated: March 7, 2007

MAG RACK ENTERTAINMENT LLC

By:	/s/ David Deitch
David Deitch, Secretary

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

LIFESKOOL ENTERTAINMENT LLC

It is hereby certified that:

The name of the limited liability company is:

LIFESKOOL ENTERTAINMENT LLC

The Certificate of Formation of the limited liability company is hereby amended by striking out the “First” paragraph thereof and by substituting in lieu of said “First” paragraph the following new “First” paragraph:

“FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is LIFESKOOL ENTERTAINMENT LLC.”

Dated: March 9, 2007

LIFESKOOL ENTERTAINMENT LLC

By:	/s/ David Deitch
David Deitch, Secretary

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

LIFESKOOL COMPANY LLC

It is hereby certified that:

The name of the limited liability company is:

LIFESKOOL COMPANY LLC

The Certificate of Formation of the limited liability company is hereby amended by striking out the “First” paragraph thereof and by substituting in lieu of said “First” paragraph the following new “First” paragraph:

“FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is LS VOD COMPANY LLC.”

Dated: October 30, 2008

LIFESKOOL COMPANY LLC

By:	/s/ James Gallagher
James Gallagher, Secretary